UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2024

AROGO CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41179	87-1118179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Brickell Avenue, Penthouse 5, Miami, FL 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (786) 442-1482

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	AOGOU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	AOGO	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	AOGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in those Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on March 12, 2024, August 6, 2024, and August 19, 2024 (as amended by the Current Report on Form 8-K filed with the Commission on August 21, 2024), on January 10, 2024, July 31, 2024, and August 12, 2024, respectively, Arogo Capital Acquisition Corp. (the “Company”), received notification letters (the “Notices”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq Qualifications Department”) advising the Company that the Company was not in compliance with the Nasdaq Stock Market LLC (“Nasdaq”) continued listing requirements under: (a) Nasdaq Listing Rule 5450(b)(2)(A), requiring the Company to maintain a Market Value of Listed Securities of at least $50 million; (b) Nasdaq Listing Rule 5450(b)(2)(B), the 1,100,000 minimum publicly held shares requirement; and (c) Nasdaq Listing Rule 5450(a)(2), requiring the Company to have at least 400 total holders (together, the “Nasdaq Listing Requirements”).

On August 6, 2024, the Company paid the required $20,000 fee and timely submitted its request for a hearing before the Panel to request additional time to regain compliance with Nasdaq’s listing requirements and to complete a business combination. On September 12, 2024, during the scheduled hearing, the Company described its ongoing efforts to regain compliance with the Nasdaq Listing Requirements, and notified the Panel that the Company intended to apply for listing of its securities on OTCQB operated on the OTC Market systems.

On September 13, 2024, the Company received a letter (the “Nasdaq Delisting Notice”) from Nasdaq stating that the Panel has rejected the Company’s request to continue its listing on Nasdaq and determined to delist the Company’s securities. Nasdaq will suspend the trading of the Company’s listed securities (the “Securities”) at the open of trading on September 17, 2024. The Company has 15 days after the date of the Nasdaq Delisting Notice to request that the Panel review the decision, or the Nasdaq Listing and Hearing Review Council may, on its own motion, determine to review the Panel’s decision within 45 calendar days after the Nasdaq Delisting Notice. In connection with the Nasdaq Delisting Notice, Nasdaq will complete the delisting by filing a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934 on Form 25 with the Commission after the applicable Nasdaq review and appeal periods have lapsed.

The Company has begun the process to apply and intends to have its Securities quoted on the OTCQB Market on the OTC Markets Group platform; however, there can be no assurances that its Securities will be approved, or will continue, to be traded on such market.

Pending approval to have its listed securities quoted on the OTCQB Market, the Company has been informed by the OTC Corporate Actions group and expects that its Class A Common Stock, $0.0001 par value per share (“Common Stock”), Units consisting of one share of Class A Common Stock and one Redeemable Warrant (the “Units”), and redeemable warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share (the “Warrants”), will begin trading on the OTC Pink Market at the open of trading on September 17, 2024, under its the Securities’ current trading symbols “AOGO,” “AGOU” and “AOGOW” respectively. The Company intends to continue to make all required SEC filings, including those on Forms 10-K, 10-Q and 8-K, and will remain subject to all SEC rules and regulations applicable to reporting companies under the Securities Exchange Act of 1934. The Company plans to continue to maintain compliance with all Nasdaq corporate governance requirements notwithstanding the trading suspension and move to the OTC Markets Group platform, and to provide annual financial statements audited by a Public Company Accounting Oversight Board auditor and unaudited interim financial reports, prepared in accordance with GAAP.

Additional Information and Where to Find It

In connection with the previously announced proposed business combination transaction, the Company intends to file a registration statement on Form F-4, which will include a proxy statement/prospectus, with the Securities and Exchange Commission (“SEC”). The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination transaction, as these materials will contain important information about the Company, Ayurcann Holding Corp. and the proposed business combination transaction. Promptly after the Form F-4 is declared effective by the SEC, the Company will mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and security holders of the Company and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety, when they become available, because they will contain important information about the proposed business combination and the parties to the business combination. The preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, when available, and other reports and filings made with the SEC by the Company are available free of charge through the website maintained by the SEC at http://www.sec.gov, or by directing a request to Arogo Capital Acquisition Corp., 848 Brickell Avenue, Penthouse 5, Miami, FL 33131.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include those that express a belief, expectation or intention, as well as those that are not statements of historical fact. Forward-looking statements include information regarding our future plans and goals, as well as our expectations with respect to, without limitation: our ability to consummate the proposed business combination; availability and terms of capital; our ability to have our securities quoted on the OTCQB Market, and our ability to continue to trade on such market.

Forward-looking statements may be accompanied by words such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “budget,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “future,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “pursue,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not assurances of future performance and involve risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to, the Company’s ability to regain compliance with the Nasdaq listing requirements; and the other important factors outlined under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in the Company’s other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Although the Company believes that the expectations and assumptions reflected in its forward-looking statements are reasonable, it cannot guarantee future results. These forward-looking statements speak only as of the date they were made and, except as otherwise required by law, the Company undertakes no obligation to update, amend or ratify any forward-looking statements because of new information, future events or other factors.

Participants in the Solicitation

The Company and Ayurcann Holdings Corp. and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies from the stockholders of the Company with respect to the proposed business combination. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on May 10, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and/or prospectus and other relevant materials to be filed with the SEC regarding the proposed business combination, when they become available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully, when it becomes available, before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AROGO CAPITAL ACQUISITION CORP.

	By:	/s/ Suradech Taweesaengsakulthai
		Name:	Suradech Taweesaengsakulthai
		Title:	Chief Executive Officer

Dated: September 17, 2024

3